As filed with the Securities and Exchange Commission on October 15, 2007

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential,  for Use of  the  Commission  Only (as  permitted  by  Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material under Rule 14a-12

                        WELLS FAMILY OF REAL ESTATE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         c/o ULTIMUS FUND SOLUTIONS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------
     (5)  Total fee paid:


          ----------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if  any part  of the fee is offset  as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------
     (4)  Date Filed:

                     ---------------------------------------------------------------------------------------------------------------
PROXY TABULATOR               TO VOTE BY TELEPHONE                   VOTE BY INTERNET                  TO VOTE BY MAIL
P.O. BOX 9112          1) Read the Proxy Statement and    1) Read the Proxy Statement and have  1) Read the Proxy Statement.
FARMINGDALE, NY 11735     have the Voting Instruction        the Voting Instruction Form        2) Check the appropriate boxes on
                          Form at hand.                      at hand.                              reverse.
                       2) Call toll-free 1-888-221-0697   2) Log on to www.proxyweb.com         3) Sign, date and return the Voting
                       3) Follow the simple instructions. 3) Follow the simple instructions.       Instruction Form in the envelope
                                                                                                   provided.
                     ---------------------------------------------------------------------------------------------------------------

 ------------------                             IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR PROXY CARD.
 999 999 999 999 99
 ------------------                            WELLS FAMILY OF REAL ESTATE FUNDS
                                                   WELLS S&P REIT INDEX FUND
                                           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                                         NOVEMBER 30, 2007

The  undersigned shareholder hereby  appoints Jill W. Maggiore, John  F. Splain  and Mark J. Seger,  and  each of them, as proxy and attorney-in-fact,  each with the  power to appoint his substitute,  on behalf and in the name of  the  undersigned, to represent the undersigned at the  special meeting of  shareholders of Wells S&P REIT  Index  Fund to be held  on  November  30,  2007,  and at any adjournments thereof,  and to vote all shares of beneficial interest  that the  undersigned would be entitled to vote if  personally present,  as  indicated on the reverse side of this card. The undersigned acknowledges receipt of the proxy statement.

This proxy, when properly executed,  will be voted in the  manner directed herein by the  undersigned  shareholder.  If no direction is made,  this proxy will be voted "FOR  proposal  1." The proxies  are  authorized  to vote upon such other matters as may properly come  before  the meeting or any  adjournments  thereof in accordance with  the  recommendation  of the Board of Trustees or, in the absence of such  a recommendation,  in their discretion,  including,  but  not limited  to, the power and  authority  to adjourn the meeting  to a date within a  reasonable  time  after the  original  November 30, 2007  meeting  date,  in the event that a quorum is not obtained by the original meeting date.



                                                                              Dated ________________________, 2007


                                                            Signature(s) (if held jointly)            (Please sign in box)

                                                            ---------------------------------------------------------------
                                                           |                                                               |
                                                           |                                                               |
                                                            ---------------------------------------------------------------
                                                           Please sign exactly as name appears on this proxy card. All joint
                                                           owners   should   sign.  When  signing   as  attorney,  executor,
                                                           administrator,  trustee, guardian or as a custodian  for a minor, please give full title as such.  If a corporation, please sign in full  corporate  name  and  indicate  the  signer's office.  If a partnership,  please sign in  partnership  name and  indicate the signer's title.







                              PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.    [  ]
                              PLEASE DO NOT USE FINE POINT PENS.

                   YOUR VOTE IS IMPORTANT -- VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK


THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                                                                         FOR           AGAINST         ABSTAIN


1.    To  approve  a  new  Sub-Advisory  Agreement  by  and  among  Wells  Asset        [  ]            [  ]            [  ]
      Management,  Inc., the Fund's investment adviser,  the Trust, on behalf of the Fund, and The Tuckerman Group, LLC.

2. To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.







                                                PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                 PROXY STATEMENT

                                 OCTOBER 8, 2007


                       IMPORTANT VOTING INFORMATION INSIDE

                            WELLS S&P REIT INDEX FUND





                                [GRAPHIC OMITTED]


                                     WELLS
                                  MUTUAL FUNDS


                            PLEASE VOTE IMMEDIATELY!


               You can vote through the internet, by telephone, or
                   by mail. Details on voting can be found on
                                your proxy card.

                        WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                         SPECIAL MEETING OF SHAREHOLDERS
                                November 30, 2007

                      Important Voting Information Inside!



                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter from the President..................................................    1

Notice of Special Meeting of Shareholders..................................    2

Proxy Statement............................................................    3

     Proposal 1:  To approve a New Sub-Advisory Agreement by and among Wells Asset Management, Inc., the Fund's investment adviser,
     the Trust, on behalf of the Fund, and The Tuckerman Group, LLC .......    4

     Information About the Fund's Investment Objective and Name............    9

     Outstanding Shares and Voting Requirements............................   10

     Information on the Operation of the Fund..............................   11

     Proposal 2: To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of
     the Proxies or their substitutes......................................   12

     Other Matters.........................................................   12

     Exhibit A:  New Sub-Advisory Agreement................................   14

[GRAPHIC OMITTED]              WELLS FAMILY
    WELLS                          OF
 MUTUAL FUNDS                REAL ESTATE FUNDS



                                                                October 17, 2007

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of the Wells S&P REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds (the "Trust"), to be held at 3:00 p.m., Eastern time, on Friday, November 30, 2007 at the offices of the Fund's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Formal notice of the Meeting appears on the next page, followed by the proxy statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

     The Trust's Board of Trustees has approved The Tuckerman Group, LLC (an affiliate of State Street Global Advisors) as the new sub-adviser to the Fund. At the Meeting, you will be asked to approve the proposed new Sub-Advisory Agreement with The Tuckerman Group, LLC. After carefully considering the proposed Sub-Advisory Agreement, the Board of Trustees recommends that you vote "FOR" the Agreement.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 29, 2007.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                         Sincerely,

                                         /s/ Leo F. Wells III

                                         Leo F. Wells III
                                         President and Trustee

                        WELLS FAMILY OF REAL ESTATE FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF WELLS S&P REIT INDEX FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Wells S&P REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds (the "Trust") will be held at the offices of the Fund's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, at 3:00 p.m., Eastern time, on Friday, November 30, 2007. The purpose of the Meeting is to consider and vote on the following matters:

     1. To approve a new Sub-Advisory Agreement by and among Wells Asset Management, Inc., the Fund's investment adviser, the Trust, on behalf of the Fund, and The Tuckerman Group, LLC. (NOTE: WELLS ASSET MANAGEMENT, INC. (NOT THE FUND) IS RESPONSIBLE FOR PAYMENT OF FEES UNDER THE SUB-ADVISORY AGREEMENT AND, THEREFORE, NO FEE INCREASE WILL RESULT FROM APPROVING THIS PROPOSAL.)

     2. To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on October 2, 2007 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy solicited by the Trust are included herewith.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECCESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                         By order of the Board of Trustees,

                                         /s/ John F. Splain

                                         John F. Splain
                                         Secretary

Dated:  October 8, 2007

                        WELLS FAMILY OF REAL ESTATE FUNDS

                       SPECIAL MEETING OF SHAREHOLDERS OF
                            WELLS S&P REIT INDEX FUND

                         TO BE HELD ON NOVEMBER 30, 2007


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Wells Family of Real Estate Funds (the "Trust") of proxies for use at the Special Meeting of Shareholders (the "Meeting") of the Wells S&P REIT Index Fund (the "Fund"), a series of the Trust or at any adjournment thereof. The principal address of the Trust is 6200 The Corners Parkway, Norcross, Georgia 30092. This proxy statement and form of proxy were first mailed to shareholders of the Fund on or about October 17, 2007.

     The Meeting is being held for the purpose of considering the approval of a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") by and among Wells Asset Management, Inc., the Fund's investment manager (the "Adviser"), the Trust, on behalf of the Fund, and The Tuckerman Group, LLC ("Tuckerman").

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

     The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by Tuckerman up to a maximum of $100,000. In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. Tuckerman will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the Meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $20,000, and will be paid by Tuckerman.

PROPOSAL 1:  TO APPROVE A  NEW SUB-ADVISORY  AGREEMENT BY  AND AMONG WELLS ASSET
             MANAGEMENT, INC, THE FUND'S INVESTMENT ADVISER, THE TRUST, ON BEHALF OF THE FUND, AND THE TUCKERMAN GROUP, LLC

BACKGROUND

     Wells Asset Management, Inc. serves as the investment manager to the Fund pursuant to an Advisory Agreement between the Trust and the Adviser (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs. The Advisory Agreement authorizes the Adviser to employ, at its own expense, one or more sub-advisers to provide day-to-day advisory services for the Fund.

     PADCO Advisors, Inc. d/b/a Rydex Investments ("Rydex") is currently retained by the Adviser, pursuant to a Sub-Advisory Agreement (the "Present Sub-Advisory Agreement") to manage the investment and reinvestment of the assets of the Fund and to place orders for the execution of all portfolio transactions of the Fund, subject to the control and direction of the Board of Trustees of the Trust (the "Board of Trustees") and the Adviser. The Adviser (not the Fund) pays Rydex a monthly fee computed at the annual rate of .10% of the average value of the Fund's daily net assets, subject to a minimum annual fee of $200,000. Rydex is a wholly-owned indirect subsidiary of Rydex NV, Inc., which is owned by various trusts controlled by the family of Mr. Albert Viragh, Jr., who was the controlling owner of Rydex until his death in December 2003. The Present Sub-Advisory Agreement was last approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust (the "Independent Trustees"), on July 17, 2007. The Present Sub-Advisory Agreement is an amended version of the sub-advisory agreement approved by the shareholders of the Fund at a Special Meeting on April 29, 2004.

     On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc. and affiliated companies ("Rydex Holdings") pursuant to which Security Benefit will acquire 100% of the outstanding shares of common stock of Rydex Holdings (the "Transaction"). Once completed, the Transaction will result in a change in control of Rydex. Under the terms of the Present Sub-Advisory Agreement, a change of control of Rydex causes an automatic termination of the Present Sub-Advisory Agreement. It is anticipated that the Transaction will occur prior to the end of 2007.

     When the Trust was informed of the Transaction and the expected termination of the Present Sub-Advisory Agreement, management considered whether it was appropriate to consider competing bids from other qualified investment advisory firms to act as the Fund's sub-adviser. Ultimately, management decided to consider a competing bid from The Tuckerman Group, LLC ("Tuckerman"). After careful consideration, the Adviser, with the approval of the Board of Trustees, has selected Tuckerman to serve as the new sub-adviser to the Fund effective on or about November 30, 2007. The 1940 Act requires that shareholders of the Fund approve the proposed new sub-advisory agreement (the "New Sub-Advisory Agreement") with Tuckerman.

     With the selection of Tuckerman as the Fund's new sub-adviser, the Board of Trustees determined that it was appropriate for the Trust to exercise its right under the Present Sub-Advisory Agreement to terminate the Present Sub-Advisory Agreement with Rydex effective at the close of business on November 30, 2007. Accordingly, it is expected that the New Sub-Advisory Agreement will become effective upon the termination of the Present Sub-Advisory Agreement, provided that the shareholders of the Fund approve the New Sub-Advisory Agreement.

THE NEW SUB-ADVISORY AGREEMENT

     Subject to shareholder approval, the Adviser has appointed Tuckerman to serve as the new sub-adviser to the Fund. Under the terms of the New Sub-Advisory Agreement, Tuckerman will manage the investment and reinvestment of the assets of the Fund and will place orders for the execution of all portfolio transactions of the Fund, subject to the control and direction of the Board of Trustees and the Adviser. The Adviser (not the Fund) will pay to Tuckerman a monthly fee computed at the annual rate of .09% of the average value of the Fund's daily net assets. The fees payable to Tuckerman under the New Sub-Advisory Agreement are lower than the fees paid to Rydex under the Present Sub-Advisory Agreement. However, approval of the New Sub-Advisory Agreement will not result in any reduction in expenses of the Fund because these fees are paid by the Adviser, not the Fund.

     If the New Sub-Advisory Agreement is approved by shareholders of the Fund, it is anticipated that the New Sub-Advisory Agreement will become effective on or about November 30, 2007. The New Sub-Advisory Agreement provides that it will continue in effect for two years and from year to year thereafter, provided that its continuance is specifically approved by (1) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of the New Sub-Advisory Agreement must also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

     The New Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Adviser, (2) by the Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, or (3) by Tuckerman. The New Sub-Advisory Agreement automatically terminates in the event of its assignment.

     The New Sub-Advisory Agreement provides that the Adviser and the Trust will indemnify Tuckerman against any loss, claim, damage, liability or expense arising from any claim, demand, action, or suit which results from certain action taken, omitted or suffered to be taken by Tuckerman under the terms of the New Sub-Advisory Agreement; provided that such acts or omissions were not the result of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of Tuckerman. The indemnification terms of the New Sub-Advisory Agreement are similar to the terms of the Present Sub-Advisory Agreement with Rydex.

     The terms of the New Sub-Advisory Agreement are substantially the same in all material respects to the terms of the Present Sub-Advisory Agreement, except for the following differences:

1.   The identity of the sub-adviser and the effective date of the agreements.

2. The amount of compensation payable to the sub-adviser. The fee payable by the Adviser to Tuckerman under the New Sub-Advisory Agreement is at the annual rate of .09% of the average value of the Fund's daily net assets. The Adviser currently pays to Rydex, under the Present Sub-Advisory Agreement, a fee computed at the annual rate of .10% of the average value of the Fund's daily net assets; provided, however, that the minimum annual fee is $200,000 per month. The Adviser paid Rydex sub-advisory fees of $459,831 with respect to the fiscal year ended December 31, 2006; if the New Sub-Advisory Agreement had been in effect during the entire year ended December 31, 2006, the Adviser would have paid sub-advisory fees of $344,727, a decrease of approximately 25%. However, these fees are paid by the Adviser, not the Fund.

3. Changes in the requirements for selecting brokers and dealers to execute portfolio transactions of the Fund. Under the New Sub-Advisory Agreement, Tuckerman will not participate in third-party "soft dollar" arrangements, although Tuckerman may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. The New Sub-Advisory Agreement also provides that (i) Tuckerman may aggregate trades with clients of State Street Global Advisors and (ii) Tuckerman may place trades through brokers that are affiliated with Tuckerman, including, but not limited to, State Street Global Market, LLC, in accordance with applicable law and regulations.

4. The addition of a provision in the New Sub-Advisory Agreement stating that Tuckerman shall not be responsible for participating in class action proceedings on behalf of the Fund, or for filing proofs of claim with respect to such proceedings.

5. The addition of a series of representations and warranties made on behalf of the Adviser, including that the Adviser has full corporate power and authority to enter into the New Sub-Advisory Agreement and to carry out its terms.

6. The addition of a provision in the New Sub-Advisory Agreement stating that Tuckerman has adopted and implemented written compliance policies and procedures reasonably designed to prevent violations of the federal securities laws and will comply with such policies and procedures, and further that Tuckerman has received and reviewed the Trust's compliance policies and procedures and will comply with the requirements of such policies and procedures.

7. The change in applicable state law governing the New Sub-Advisory Agreement to New York (from Georgia, under the Present Sub-Advisory Agreement). In addition, the parties under the New Sub-Advisory Agreement agree that any appropriate state court located in New York County, New York or any Federal court located in New York County, New York shall have exclusive jurisdiction of any case or controversy arising under or in connection with the New Sub-Advisory Agreement and shall be in a proper forum in which to adjudicate such case or controversy. The parties to the New Sub-Advisory Agreement consent to the jurisdiction of such courts.

     The New Sub-Advisory Agreement is attached as Exhibit A. You should read the New Sub-Advisory Agreement, as the description of the Agreement in this Proxy Statement is only a summary.

     If the New Sub-Advisory Agreement is not approved by shareholders of the Fund at the Meeting, the Adviser will attempt to identify and retain a different sub-adviser or otherwise provide alternative arrangements for the day-to-day sub-management of the Fund's investments.

INFORMATION CONCERNING TUCKERMAN

     Tuckerman is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") and its principal offices are located at Two Manhattanville Road, Suite 207, Purchase, New York 10577. Tuckerman is an independently managed firm focused on real estate investments and strategic advisory services. Part of State Street Global Alliance, LLC, located at One Lincoln Street, State Street Financial Center, Boston Massachusetts 02111, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Since its founding in 1998, Tuckerman has grown to over $6.5 billion in real estate assets under management. Tuckerman's business includes direct, private real estate investments as well as management of public real estate securities portfolios.

     The directors of Tuckerman are Charles J. Lauckhardt and Joseph M. Lyons. Mr. Lauckhardt is the Chairman and Chief Executive Officer of Tuckerman. Mr. Lyons is Senior Principal of State Street Global Advisors and President of State Street Global Alliance, LLC.

     Tuckerman currently serves as sub-adviser to the Wells Dow Jones Wilshire Global RESI Index Fund (the "Wells Global Fund"), a second series of the Trust. The investment objective of the Wells Global Fund is to provide investment results corresponding to the performance of the Dow Jones Wilshire Global Real Estate Securities Index by investing in the stocks included in the Index. As of October 1, 2007, the Wells Global Fund had net assets of $29,635,395. For its services to the Wells Global Fund, Tuckerman is paid a fee by the Adviser (not the Fund) computed at the annual rate of .35% of the first $50 million of the Fund's average daily net assets, .30% of the next $50 million of such assets, and .25% of such assets in excess of $100 million.

EVALUATION BY THE BOARD OF TRUSTEES

     The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Sub-Advisory Agreement with Tuckerman at an in-person meeting held on September 24, 2007, at which a majority of the Trustees were present. The Trustees were advised by counsel of their fiduciary obligations in approving the New Sub-Advisory Agreement, and the Trustees requested such information from the Adviser and Tuckerman as they deemed reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement and whether the Agreement is in the best interests of the Fund and its shareholders. The Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by Tuckerman; (2) the fees to be charged for those services; (3) the considerable experience of Tuckerman in managing portfolios that invest in real estate securities; (4) Tuckerman's experience and technology with respect to managing index funds, (5) the investment performance of the Fund and the Adviser, (6) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund, (7) the extent to which economies of scale would be realized as the Fund grows, and (8) whether the fee levels reflect these economies of scale for the benefit of the Fund shareholders. Throughout the process, the Independent Trustees were advised and supported by counsel to the Independent Trustees who is experienced in securities matters throughout the process.

     The Trustees evaluated and discussed the responsibilities of Tuckerman under the New Sub-Advisory Agreement. The Trustees reviewed the background, education and experience of Tuckerman's key investment and operational personnel that would work with the Fund, and concluded that Tuckerman is qualified to manage the Fund's assets in accordance with its investment objective and policies.

     The Board of Trustees further considered that the fees to be paid by the Adviser under the New Sub-Advisory Agreement, although lower than the fees currently paid by the Adviser under the Present Sub-Advisory Agreement, are the obligation of the Adviser and will not impact the level of expenses paid by the Fund. The Trustees determined that the scope and quality of services to be provided by Tuckerman under the New Sub-Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Present Sub-Advisory Agreement.

     The Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Sub-Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

INTERIM SUB-ADVISORY AGREEMENT IF NECESSARY

In the event that the New Sub-Advisory Agreement is not approved by shareholders of the Fund prior to the termination of the Present Sub-Advisory Agreement, the Adviser and Trust anticipate entering into an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") with Tuckerman while the Trust seeks the necessary shareholder approval of the New Sub-Advisory Agreement or if the
Meeting has occurred, while the Trust seeks alternative investment advisory arrangements. It is anticipated that terms of an Interim Sub-Advisory Agreement with Tuckerman, if necessary, would be identical in all material respects to the New Sub-Advisory Agreement, except that (1) the Interim Sub-Advisory Agreement will have a maximum term of 150 days; and (2) the Trustees or a majority of the Fund's outstanding shares will have the right to terminate the Interim Sub-Advisory Agreement at any time, without penalty, on not more than 10 days written notice. As an alternative to entering into an Interim Sub-Advisory Agreement with Tuckerman, the Board of Trustees may consider extending the term of the Present Sub-Advisory Agreement or entering into some other type of investment advisory arrangement permitted under the 1940 Act and other applicable laws and regulations.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NEW SUB-ADVISORY AGREEMENT.

INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE AND NAME

     Shareholders of the Fund were notified by a Supplement to the Fund's prospectuses (the "Supplement"), dated October 1, 2007, of the change to the Fund's investment objective and name. As stated in the Supplement, the Board of Trustees has approved a change in the Fund's investment objective and name, to be effective on or about November 30, 2007. The Fund's investment objective, as revised, will be to provide investment results corresponding to the Dow Jones Wilshire Real Estate Investment Trust Index (the "DJW REIT Index"). The Board of Trustees has also approved a change in the Fund's name, as of the date that the Fund's new investment objective is implemented, to the "Wells Dow Jones Wilshire U.S. REIT Index Fund." If the New Sub-Advisory Agreement is approved by the shareholders of the Fund, it is anticipated that Tuckerman will begin managing the Fund under the Fund's new investment objective and name on or about November 30, 2007. To receive another copy of the Supplement and the Fund's prospectus, without charge, please call the Fund toll free at 1-800-282-1581, or write to John F. Splain, Secretary, Wells Family of Real Estate Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

     As soon as practicable after the Fund's investment objective changes, the Fund's sub-adviser will purchase and sell portfolio securities, as necessary, in order to change the Fund's investment strategy from attempting to duplicate the investment results of the S&P REIT Index to attempting to duplicate the investment results of the DJW REIT Index. Consequently, these portfolio transactions could result, over the short term, in portfolio turnover that is significantly higher than is typical for the Fund. During such a period, trading of portfolio securities will result in higher brokerage commissions and other transaction costs, which will increase the cost of a shareholder's investment in the Fund. In addition, higher portfolio turnover may result in higher realized capital gains, which would increase the amount of taxable gains required to be distributed to Fund shareholders.

     In determining to approve the change to the Fund's name and its investment objective from tracking the S&P REIT Index to the DJW REIT Index, the Board of Trustees considered, among other things, the following factors:

o History of the S&P REIT Index dates only to December 1996, resulting in more limited use by industry participants and consultants. By contrast, history of the DJW REIT Index dates to January 1978.

o The composition of the DJW REIT Index, which is determined by objective criteria for entering and remaining in the Index, requires a higher total market capitalization requirement than the S&P REIT Index ($200 million vs. $100 million). Securities with total market capitalization below $200 million can be less liquid than securities with total market capitalization of $200 million and above.

o In addition, the S&P REIT Index contains mortgage, hybrid and specialty REITs, which some industry participants do not consider to be core equity real estate investments. By contrast, the DJW REIT Index requires at least 75% of a REIT's total revenue to be derived from the ownership and operation of real estate assets in order to be included in the Index, and the DJW REIT Index excludes mortgage REITs, hybrid REITs and most specialty REITs.

     Based on the foregoing and other factors, the Board of Trustees believes that the change of the Fund's investment objective to tracking the DJW REIT Index is in the best interests of the Fund and its shareholders. Because the Board of Trustees has reserved the right to change the Fund's investment objective without shareholder approval, shareholders are not being asked to vote on the change to the investment objective. The Board approved the change of the Fund's name to correspond to the change in the Fund's investment objective. The change to the Fund's investment objective and name will occur irrespective of whether or not shareholders approve the New Sub-Advisory Agreement with Tuckerman.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Trustees has fixed the close of business on October 2, 2007 as the Record Date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 27,386,524.042 shares of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

     If a quorum (more than 50% of the Fund's outstanding shares) is represented at the Meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Sub-Advisory Agreement. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

     A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the Fund's outstanding shares is necessary to constitute a quorum at the Meeting. If the Meeting is called to order but a quorum is not represented at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

     Abstentions and "broker non-voters" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on any proposal effectively will be a vote against that proposal. In the event there is a vote for adjournment, the persons named as proxies shall vote all "broker non-votes" and abstentions in favor of such an adjournment to the extent permitted under applicable law.

     The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein.

INFORMATION ON THE OPERATION OF THE FUND

INVESTMENT ADVISER

     Wells Asset Management, Inc., with its principal place of business at 6200 The Corners Parkway, Norcross, Georgia 30092, serves as the investment adviser to the Fund. Leo F. Wells, III owns a controlling interest in the Adviser, and serves as its President, principal executive officer and sole director. Mr. Wells is also President and a Trustee of the Trust.

     In addition to Mr. Wells, the following other officers of the Adviser serve as officers of the Trust: (i) Jill W. Maggiore, Vice President and Chief Compliance Officer of the Adviser, serves as Vice President and the Chief Compliance Officer of the Trust; and (ii) Douglas P. Williams, Vice President and Secretary of the Adviser, serves as Vice President and Assistant Treasurer of the Trust.

     The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .50% of the Fund's average daily net assets. During the fiscal year ended December 31, 2006, the Fund accrued investment advisory fees of $1,915,148; however, in order to reduce the operating expenses of the Fund, the Adviser waived $311,311 of such fees and, in addition, reimbursed the Fund for $255,087 of Class A expenses, $72,941 of Class B expenses, $94,589 of Class C expenses, and $12,972 of Class I expenses. There can be no assurance that these fee waivers and expense reimbursements will continue in the future.

     The Advisory Agreement between the Trust and the Adviser was last approved by the Board of Trustees, including a majority of the Independent Trustees, on December 14, 2006 and by the initial shareholder of the Fund on December 23, 1997.

     The lower fees payable to Tuckerman under the New Sub-Advisory Agreement will benefit the Adviser and Mr. Wells since the Adviser will continue to receive the same fees from the Fund under the Advisory Agreement.

DISTRIBUTION OF SHARES

     Wells Investment Securities, Inc. (the "Underwriter"), an affiliate of the Adviser, serves as the Fund's principal underwriter and, as such, is the exclusive agent for distribution of the Fund's shares. The Underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Underwriter receives commissions on sales of the Fund's shares. During the fiscal year ended December 31, 2006, the Underwriter earned $127,322 from underwriting and broker commissions on the sale of Class A shares of the Fund and, in addition, the Underwriter collected $131,095 and $8,245 in contingent deferred sales loads on redemptions of Class B and Class C shares, respectively. The Underwriter is located at 6200 The Corners Parkway, Norcross, Georgia 30092.

ADMINISTRATION AND OTHER SERVICES

     Ultimus Fund Solutions, LLC ("Ultimus") provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. For providing administration services to the Fund, the Fund pays Ultimus a fee at the annual rate of .08% of the average value of its daily net assets up to $500 million, .05% of such assets from $500 million to $2 billion, .04% of such assets from $2 billion to $3 billion, and .03% of such assets in excess of $3 billion, subject to a minimum monthly fee of $2,000.

ANNUAL AND SEMIANNUAL REPORTS

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT UPON REQUEST. TO REQUEST THE ANNUAL OR SEMI-ANNUAL REPORT, PLEASE CALL US TOLL FREE AT 1-800-282-1581, OR WRITE TO JOHN F. SPLAIN, SECRETARY, WELLS FAMILY OF REAL ESTATE FUNDS, P.O. BOX 46707, CINCINNATI, OHIO 45246-0707.

PRINCIPAL SHAREHOLDERS

     As of the Record Date, there were no record owners of 5% or more of the outstanding shares of the Fund. In addition, there are no persons known to the Trust to be beneficial owners of 5% or more of the Fund's outstanding shares as of the Record Date. As of the Record Date, the Trustees and officers of the Trust owned in the aggregate less than 1% of the Fund's outstanding shares.

PROPOSAL 2:  TO TRANSACT  ANY OTHER  BUSINESS THAT  MAY PROPERLY COME BEFORE THE
             MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

     The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OTHER MATTERS

SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to John F. Splain, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

PROXY DELIVERY

     The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received contrary instructions from one or more of the shareholders. By calling or writing the Fund, a shareholder may request a separate copy of the proxy statement, may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. For such requests, write to Wells Family of Real Estate Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Fund toll-free at 1-800-282-1581.



                                         By Order of the Board of Trustees,

                                         /s/ John F. Splain

                                         John F. Splain
                                         Secretary

Date:  October 8, 2007



Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      EXHIBIT A: NEW SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT
                             ----------------------


The Tuckerman Group, LLC
Two Manhattanville Road
Centre 2/ Suite 207
Purchase, NY  10577

Ladies and Gentlemen:

     Wells Family of Real Estate Funds (the "Trust"), an Ohio business trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and is subject to the rules and regulations promulgated thereunder. The Trust currently offers two series of shares to investors, one of which is the Wells Dow Jones Wilshire U.S. REIT Index Fund (the "Fund"), formerly the Wells S&P REIT Index Fund. Each share of the Fund represents an undivided interest in the assets, subject to the liabilities, of the Fund.

     Wells Asset Management, Inc. (the "Adviser") acts as the investment adviser to the Fund pursuant to the terms of an Advisory Agreement. The Adviser shall have overall supervisory responsibility for the general management and investment of the Fund's assets and portfolio securities. However, specific portfolio purchases and sales for the investment portfolio of the Fund may be made by advisory organizations recommended by the Adviser and approved by the Board of Trustees of the Trust and, if required by law or regulation applicable to the Fund, the shareholders of the Fund.

     1. APPOINTMENT AS SUB-ADVISER. The Trust being duly authorized hereby appoints and employs The Tuckerman Group, LLC (the "Sub-Adviser") as the discretionary portfolio manager of the Fund, on the terms and conditions set forth herein.

     2. ACCEPTANCE OF APPOINTMENT; STANDARD OF PERFORMANCE. The Sub-Adviser accepts the appointment as the discretionary portfolio manager and agrees to use its best professional judgment to make investment decisions for the Fund in accordance with the provisions of this agreement.

     3. PORTFOLIO MANAGEMENT SERVICES OF SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, the Sub-Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees or the Adviser may adopt and communicate in writing to the Sub-Adviser, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4 and the provisions of Schedule A hereto. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, the Sub-Adviser will consult with the Adviser with respect to any decision made by it with respect to the investments of the Fund.

     4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust will provide the Sub-Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Fund's registration statement under the Act and the Securities Act of 1933, and any instructions adopted by the Board of Trustees supplemental thereto which are provided to Sub-Advisor in writing. The Trust will provide the Sub-Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Sub-Adviser may from time to time reasonably request. The Trust retains the right, on sixty (60) days written notice to the Sub-Adviser from the Trust or the Adviser, to modify any such objectives, policies or restrictions in any manner.

     5. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have the authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Sub-Adviser and to select the markets on or in which the transactions will be executed.

     A. In doing so, the Sub-Adviser will give primary consideration to securing the best execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer. The Sub-Adviser does not participate in, third-party soft-dollar arrangements, although the Sub-Adviser may receive proprietary research from various full services brokers, the cost of which is bundled with the cost of the broker's execution services. The Sub-Adviser may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Sub-Adviser's clients' commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage services provided by the executing broker and dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to the other accounts over which it exercises investment discretion, and therefore the Fund may not be the direct or exclusive beneficiary of those other services.

          On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser or its affiliates, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

          For each fiscal quarter of the Trust, the Sub-Adviser shall prepare and render reports to the Adviser and the Trust's Board of Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b) (9) under the Act.

     B. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust, the Adviser, the Sub-Adviser or any portfolio manager of the Trust without the prior written approval of the Adviser. Notwithstanding the previous sentence, the Sub-Adviser may place trades through State Street Global Markets, LLC, an affiliate of the Sub-Adviser, or another broker or dealer affiliated with the Sub-Adviser, in accordance with applicable law and regulation. The Adviser agrees that
          (i) it will provide the Sub-Adviser with a written list of brokers and dealers which are "affiliated persons" of the Trust, or the Adviser, (ii) Adviser shall provide written updates to the list that reflect changes in the "affiliated persons" of the Trust, or the Adviser, and (iii) Adviser and the Fund shall hold harmless Sub-Adviser for actions taken in reliance of such list.

     6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the Fund's custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Fund placed by it with brokers and dealers. The Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. It shall be the responsibility of the Adviser, with reasonable assistance from the Sub-Adviser, to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

     7. PROXIES; PROOFS OF CLAIM. Upon receiving proper notice from the Custodian or Adviser, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner deemed by the Sub-Adviser, in good faith, to be in the best interests of the Fund. The Adviser represents that it has received a copy of the Sub-Adviser's current Proxy Voting Policy. The Sub-Adviser shall not be responsible for participating in class action proceedings on behalf of the Fund or Trust, or for filing proofs of claim on behalf of the Fund or Trust.

     8. REPORTS TO THE SUB-ADVISER. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Fund as the Sub-Adviser may reasonably request.

     9. FEES FOR SERVICES. For the services provided to the Fund, the Adviser (not the Fund) shall pay the Sub-Adviser a monthly fee equal to the annual rate of .09% of the value of the Fund's average daily net assets. Pursuant to the provisions of the Advisory Agreement between the Trust (on behalf of the Fund) and the Adviser, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of the Sub-Adviser's fees solely from the Adviser. The Sub-Adviser agrees to pay the compensation of any persons rendering any services to the Fund who are officers, directors or employees of the Sub-Adviser. All other costs and expenses of the Fund shall be the responsibility of the Fund.

     10. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Trust acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the timing or nature of action taken with respect to the Fund, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at the time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

     11. CERTIFICATE OF AUTHORITY. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund, the Adviser and/or the Sub-Adviser.

     12.  Indemnification.
          ----------------

     A. The Adviser and the Trust, on behalf of the Fund, will indemnify the Sub-Adviser and its directors, officers, employees and agents ("Sub-Adviser Parties") against and hold the Sub-Adviser Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action, or suit which results from any action taken, omitted or suffered to be taken by the Sub-Adviser Parties in their reasonable judgment, in good faith and believed by them to be authorized or within the discretion or rights or powers conferred upon them by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or the Adviser, provided however that such acts or omissions shall not have resulted from the Sub-Adviser Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

     B. The Sub-Adviser will indemnify the Trust, on behalf of the Fund, and the Adviser and each of its directors, trustees, officers, employees and agents ("Fund Parties") against and hold the Fund Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Adviser Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

     C. The obligations of the parties under this paragraph shall survive the termination of this Agreement. Nothing in this paragraph 12 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

     13. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser and the Trust in respect thereof.

     14. ASSIGNMENT. No assignment of this Agreement shall be made by the Sub-Adviser, and this Agreement shall terminate automatically in the event of such assignment. The Sub-Adviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in
Section 2 (a) (9) of the Act, as will enable the Trust and the Adviser to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser.

     15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

     A. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

     B. The Trust will deliver to the Sub-Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

     C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable laws and regulations.

     16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

     A.   it has received a copy of Part II of the Sub-Adviser's Form ADV;

     B. it has full corporate power and authority (including the approval of the shareholders of the Fund) to enter into this Agreement (including the power and authority to appoint the Sub-Adviser hereunder) and to carry out its terms; and

     C. the Fund is either (i) excluded from the definition of the term "pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act ("Rule 4.5"), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

     17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

     A. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940.

     B. The Sub-Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

     C. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser or the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

     D. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the President, a Vice President, Chief Compliance Officer or Principal of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall submit to the Trust the reports required to be made to the Sub-Adviser by Rule 17j-1 (c) (1).

     E. The Sub-Adviser has, as required by Rule 206(4)-7 under the Investment Adviser Act of 1940, adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal securities laws by the Sub-Adviser and its supervised persons, and agrees to comply with such policies and procedures and the requirements of Rule 206(4)-7. The Sub-Adviser has received and reviewed a copy of the Trust's policies and procedures adopted and implemented by the Trust pursuant to the requirements of Rule 38a-1 under the Act and will comply with the requirements of such procedures, including any reporting and certification requirements set forth therein.

     F. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the Act or otherwise.

     18. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser, the Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund if required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

     19. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date of its execution and shall remain in full force and effect for two (2) years from the date hereof, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the Adviser and, if required by law or regulation applicable to the Fund, the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

     20. TERMINATION. This Agreement may be terminated by any party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other. In the event that in connection with the termination of this Agreement, a successor to any of Sub-Adviser's duties or responsibilities under this Agreement is designated by written notice to Sub-Adviser, Sub-Adviser shall promptly transfer all records maintained by Sub-Adviser under this Agreement and shall cooperate in the transfer of such duties and responsibilities.

     21. SHAREHOLDER LIABILITY. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets. The Sub-Adviser agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

     22. USE OF NAME. Neither the Adviser nor the Trust nor the Fund will use the Sub-Adviser's name or the names of its affiliates in any sales literature or other material in a manner not approved by the Sub-Adviser before such use; provided however, that the Sub-Adviser hereby consents to all such uses of the Sub-Adviser's name or the names of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the Securities and Exchange Commission or a state securities commission.

     23. DEFINITIONS. As used in paragraphs 14 and 18 of this Agreement, the terms "assignment," interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     24. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York. The parties agree that any appropriate state court located in New York County, New York or any Federal Court located in New York County, New York shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be in a proper forum in which to adjudicate such case or controversy. The parties hereto consent to the jurisdiction of such courts.

WELLS ASSET MANAGEMENT, INC.                   WELLS FAMILY OF REAL ESTATE FUNDS

By:                                            By:
       ---------------------                      ----------------------
Title: President                               Title: President

Date:____________, 2007                        Date:____________, 2007

                                   ACCEPTANCE

The foregoing Agreement is hereby accepted.


                                               THE TUCKERMAN GROUP, LLC


                                               By:
                                                  ----------------------
                                               Title:

                                               Date:____________, 2007

                                   SCHEDULE A

                   RECORDS TO BE MAINTAINED BY THE SUB-ADVISER
                   -------------------------------------------

1. (Rule 31a-1 (b) (5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Sub-Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modification or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F.   The name of the person who placed the order on behalf of the Fund.

2.   (Rule 31a-1 (b) (9)) A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)  The sale of shares of the Fund by brokers or dealers.

          (ii) The supplying of services or benefits by brokers or dealers to:

               (a)  The Trust;

               (b)  the Adviser;

               (c)  the Sub-Adviser;

               (d)  any other portfolio adviser of the Trust; and

               (e)  any person affiliated with the foregoing persons.

         (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. Such other accounts, books and other documents as are required to be maintained by registered investment companies by Rule 31a-1 under the Act or by registered investment advisers by rules adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Fund.